UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 11, 2006
                                                         ----------------


                              INTERMOST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Wyoming                     0-30430                87-0418721
  ------------------------------       --------------      ---------------------
   (State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)                 file number)     Identification Number)


            31st Floor, 3B31-23 Guomao Building 005 Renmin Rd.(South)
                   Shenzhen, People's Republic of China 518014
           ------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                              011-86 755 8221-0238
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                      ----------------------------------
         (Former name and former address, if changed since last report)


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers

The board (the "Board") of the directors (the "Directors") of Intermost Corporation (the "Company") today announced that Mr. Andy Lin has resigned as the Chief Financial officer of the Company effective October 11, 2006. This change was occasional because of the change in control of the Company.

The Board also announced that Ms. Yang Liu, who is currently the head of the company accounting department, has been appointed as the acting Chief Financial Officer of the Company.

The Board would like to take this opportunity to express its appreciation to Mr. Lin for his may contributions to the Company during his term of service as its Chief Financial Officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERMOST CORPORATION

Dated: October 13, 2006
                                          By: /s/ Rocky Wu
                                             ----------------------------
                                              Rocky Wu, Vice President